ACQUISITION OF VISLINK	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Business Acquisition Pro Forma Information [Line Items]
Business Combination Disclosure [Text Block]
NOTE 3 — ACQUISITION OF VISLINK

Acquisition of Vislink International Limited

On February 2, 2017, the Company completed the acquisition of certain assets and liabilities related to the hardware segment of Vislink International Limited, an England and Wales registered limited company (the ‘‘UK Seller’’), and Vislink Inc., a Delaware corporation (the ‘‘US Seller’’, and together with the UK Seller, the ‘‘Sellers’’), pursuant to a Business Purchase Agreement, dated December 16, 2016, as amended on January 16, 2017, by and among the Company, the Sellers and Vislink PLC, an England and Wales registered limited company, as guarantor. The purchase price paid for the transaction was an aggregate of $16 million consisting of (i) $6.5 million in cash consideration and (ii) promissory notes in the aggregate principal amount of $9.5 million (the ‘‘Notes’’). In connection with the Notes, the Company entered into a Security Agreement, dated February 2, 2017, with each of the Sellers (the ‘‘Security Agreements’’). The Notes were originally due to mature on March 20, 2017 (the ‘‘Maturity Date’’). Interest on the Notes was payable in cash on the Maturity Date at a rate per annum equal to LIBOR plus 1.9%. Pursuant to the Security Agreements, as collateral security for the Company’s obligations under the Notes, the Company granted the Sellers a security interest in certain assets purchased from the Sellers in connection with the transaction.

The fair value of the purchase consideration issued to the sellers of Vislink was allocated to the net tangible assets acquired. The Company accounted for the Vislink acquisition as the purchase of a business under GAAP under the acquisition method of accounting, and the assets and liabilities acquired were recorded as of the acquisition date, at their respective fair values and consolidated with those of the Company. The fair value of the net assets acquired was approximately $31.5 million. The excess of the aggregate fair value of the net tangible assets has been treated as a gain on bargain purchase in accordance with ASC 805. The purchase price allocation was based, in part, on management’s knowledge of Vislink’s business and the results of a third party appraisal commissioned by management. The third party appraisal commissioned by management was finalized during the second quarter which resulted in the modification of the fair values estimated of certain assets acquired as compared to the preliminary amounts previously reported.

The Company utilized the services of an independent appraisal company to assist it in assessing the fair value of the assets and liabilities acquired. This assessment included an evaluation of the fair value of inventory, fixed assets and the fair value of the intangible assets acquired based upon the expected cash flows from the assets acquired. Additionally, the Company incorporated the carrying value of the remaining working capital as Vislink’s management represented that the carrying value of these assets and liabilities served as a reasonable proxy for fair value. The valuation process included discussion with management regarding the history and business operations of Vislink, a study of the economic and industry conditions in which Vislink competes and an analysis of the historical and projected financial statements and other records and documents.

When it became apparent there was a potential for a bargain purchase gain, management reviewed the assets and liabilities acquired and the assumptions utilized in estimating their fair values. Further revisions to the estimates were not deemed necessary and after identifying and valuing all assets and liabilities of the business, the Company concluded that recording a bargain purchase gain was appropriate and required under GAAP.

The Company then undertook a review to determine what factors might contribute to a bargain purchase and if it were reasonable for a bargain purchase to occur. Factors that contributed to the bargain purchase price were:

•
The transaction was completed with a motivated seller who had a public strategy to concentrate on growing their software business as opposed to their technology and hardware businesses. As a strategic decision, the seller intended to sell off the assets of the hardware business.

•
The announcement of Brexit led to a decline in the pound, which led to pressure by Vislink’s creditors to raise funds. The owners of Vislink were motivated to complete a transaction in order to use the proceeds to reduce the line of credit they owed to the bank.

•
The industry in 2015 and 2016 experienced a downturn as decreased spending combined with economic uncertainty caused corporations to delay wireless and broadcast infrastructure upgrades. The seller believed these trends would continue. According to IBISWorld, industry revenue is expected to fall at an annualized rate of 0.6% over the next five years reflecting further deterioration in the industry. As a result, the seller decided to sell the business.

•
Prior to Brexit, Vislink was under contract to be sold for a much higher price. The Company took advantage of the economic and industry downturn to negotiate a favorable price which was less than the value of the assets acquired for a total purchase consideration of $16 million.

Based upon these factors, the Company concluded that the occurrence of a bargain purchase was reasonable.

Purchase Consideration
Amount of consideration:	$16,000,000
Tangible assets acquired and liabilities assumed at fair value
Accounts receivable	$7,129,000
Inventories	18,234,000
Property and equipment	3,868,000
Prepaid expenses	1,209,000
Accounts payable	(2,079,000)
Accrued expenses	(451,000)
Net tangible assets acquired	$27,910,000

Identifiable intangible assets
Trade names and technology	$1,100,000
Customer relationships	2,520,000
Total Identifiable Intangible Assets	$3,620,000

Total net assets acquired	$31,530,000
Consideration paid	16,000,000
Gain on bargain purchase	$15,530,000

The following presents the unaudited pro-forma combined results of operations of xG with Vislink and IMT as if the entities were combined on January 1, 2016.

	Three Months Ended June 30,	Six Months Ended June 30,
	2016	2017	2016
Revenues, net	$14,520	$24,806	$28,426
Net (loss) allocable to common shareholders	$(6,572)	$(12,584)	$(12,344)
Net (loss) per share	$(10.70)	$(1.20)	$(30.03)
Weighted average number of shares outstanding	614	10,500	$411

The unaudited pro-forma results of operations are presented for information purposes only. The unaudited pro-forma results of operations are not intended to present actual results that would have been attained had the acquisitions been completed as of January 1, 2016 or to project potential operating results as of any future date or for any future periods.

Since the closing of the transaction, the Company assumed $4.6 million of additional Vislink liabilities, thus reducing the principal amount due to the sellers by $4.9 million. On March 17, 2017, the Company came to an agreement with the Seller as the Company paid $2 million in cash and the Seller extinguished the remaining $2.9 million principal owed. In the three months ended June 30, 2017, the Company recorded $1.1 million as a gain on payable extinguishment. This was the result of receiving a $1.1 million credit for inventory that a customer consumed prior to the acquisition of Vislink, which the Company is now receiving as a credit against outstanding invoices owed to that customer.

The estimated useful life remaining on the property and equipment acquired is 1 to 10 years and on the intangible assets is 3 to 10 years.

4 — ACQUISITION OF IMT

Acquisition of Integrated Microwave Technologies, LLC

On January 29, 2016, pursuant to an asset purchase agreement by and between the Company and IMT, the Company acquired substantially all of the assets and liabilities of IMT in connection with, necessary for or material to IMT’s business of designing, manufacturing and supplying Coded Orthogonal Frequency Division Multiplexing (COFDM) microwave transmitters and receivers serving the broadcast, sports and entertainment, military, aerospace and government markets (the ‘‘Transaction’’). The purchase price for the Transaction was $3,000,000.

On April 12, 2016, the Company and IMT entered into the Asset Purchase Modification Agreement, which terminated the Payment Notes, cancelling all principal and interest due, or to become due thereunder and instead obligated the Company to; (i) at the time of execution of the Asset Purchase Modification Agreement, pay to IMT $500,000 plus any interest accumulated on the Payment Notes prior to their being cancelled; and (ii) prior to December 31, 2016, deliver to IMT Series D Shares having an aggregate value of cash proceeds, upon conversion of such Series D Shares into the shares of common stock underlying such Series D Shares, of not less than $2,500,000, plus interest accrued thereon at 9% per annum, with such Series D Shares to be issued in tranches of $250,000 (the ‘‘Tranches’’). If IMT does not realize cash proceeds of at least $2,500,000 by December 31, 2016, the Company will be required to either issue additional shares of the Company’s common stock to IMT, or otherwise raise additional funds to cover the shortfall. Cash proceeds is determined through the cash or cash equivalent, received by IMT upon sale of shares of common stock issued to IMT upon IMT’s conversion of any Series D Shares delivered by the Company to IMT under the Asset Purchase Modification Agreement, net of any transaction costs or expenses, evidence of which shall be provided to the Company at the time of sale of such Series D Shares. Every time a new Tranche is issued, IMT shall be obligated to provide evidence of its currents cash proceeds and the remaining amount of the $2,500,000 (plus interest) remaining due. The first Tranche was due within ten days of the execution of the Asset Purchase Modification Agreement, and subsequent Tranches are due upon notice from IMT that IMT had disposed of the Series D Shares of the prior Tranche. The Company paid IMT $500,000 plus accrued interest on April 15, 2016. As of December 31, 2016, the Company has issued 5,750,000 shares of Series D Convertible Preferred Stock, of which 5,750,000 shares have been converted into 479,159 shares of common stock. Through the sale of such shares, our obligations under the Asset Purchase Modification Agreement have been reduced by approximately $1,602,000, leaving a balance of approximately $898,000.

On January 13, 2017, IMT assigned the Company’s remaining obligations to it under the Asset Purchase Modification Agreement to institutional investors (the ‘‘New Holders’’). The Company and the New Holders entered into a settlement agreement (the ‘‘Settlement Agreement’’), whereby the Company and the New Holders agreed to amend certain terms of the Asset Purchase Modification Agreement. Pursuant to the Settlement Agreement, in consideration for extending the due date from December 31, 2016, and other consideration, the remaining obligation will be increased to a principal amount of $1,350,095, which amount includes all previously accrued and unpaid interest. As a result, the due date of the obligation was extended to July 15, 2017. All other terms of the Asset Purchase Modification Agreement will remain in effect. Additionally, pursuant to the Settlement Agreement, the New Holders were granted a limited right of participation in certain future financings of the Company. On February 2, 2017, the Company and the New Holders agreed that any sales of common stock underlying the Series D Shares would not, in the aggregate, exceed 2.75% of that day’s dollar volume of the Company’s common stock traded, provided that the New Holders shall be entitled to sell no less than an aggregate of $27,500 each trading day. As of March 31, 2017, the Company has issued an additional 5,000,000 shares of Series D Convertible Preferred Stock of which 5,000,000 shares have been converted into 416,667 shares of common stock. Through the sale of such shares the Company’s obligations under the Settlement Agreement have been reduced by $648,000 leaving a principle balance of approximately $702,000.

IMT comprises the microwave brands Nucomm and RF Central, offering customers worldwide complete video solutions. Nucomm is a premium brand of digital broadcast microwave video systems. RF Central is an innovative brand of compact microwave video equipment for licensed and license-free sports and entertainment applications. IMT is a trusted provider of mission-critical wireless video solutions to state, local and federal police departments.

The Company utilized the services of an independent appraisal company, to assist it in assessing the fair value of the assets and liabilities acquired. This assessment included an evaluation of the fair value of inventory, fixed assets and the fair value of the intangible assets acquired based upon the expected cash flows from the assets acquired. Additionally, the carrying value of the remaining working capital as IMT’s management represented that the carrying value of these assets and liabilities served as a reasonable proxy for fair value. The valuation process included discussion with management regarding the history and business operations of IMT, a study of the economic and industry conditions in which IMT competes and an analysis of the historical and projected financial statements and other records and documents.

When it became apparent there was a potential for a bargain purchase gain, management reviewed the assets and liabilities acquired and the assumptions utilized in estimating their fair values. Further revisions to the estimates were not deemed to be appropriate and after identifying and valuing all assets and liabilities of the business, the Company concluded that recording a bargain purchase gain was appropriate and required under GAAP.

The Company then undertook a review to determine what factors might contribute to a bargain purchase and if it were reasonable for a bargain purchase to occur. Factors that contributed to the bargain purchase price were:

•	The transaction was completed with a motivated seller whose core business did not involve the day to day operations of a wireless and broadcast infrastructure company.

•
The industry in 2009 and 2010 experienced a downturn as decreased spending combined with economic uncertainty caused corporations to delay wireless and broadcast infrastructure upgrades. The seller believed these trends would continue and decided to sell the business.

•	The Company took advantage of the industry downturn to negotiate a favorable price which was less than the value of the assets acquired.

•	The owners of IMT were motivated to complete a transaction in order to use the proceeds for other acquisitions.

Based upon these factors, the Company concluded that the occurrence of a bargain purchase was reasonable.

Purchase Consideration

Amount of consideration:	$3,000,000
Tangible assets acquired and liabilities assumed at fair value
Cash	$477,000
Accounts receivable	676,000
Inventories	3,329,000
Property and equipment	1,470,000
Prepaid expenses	55,000
Accounts payable and deferred revenue	(423,000)
Deferred rent	(167,000)
Accrued expenses	(378,000)
Net tangible assets acquired	$5,039,000
Identifiable intangible assets
Trade names and technology	$350,000
Customer relationships	360,000
Total Identifiable Intangible Assets	$710,000
Total net assets acquired	$5,749,000
Consideration paid	3,000,000
Gain on bargain purchase	$2,749,000

The following presents the unaudited pro-forma combined results of operations of the Company with IMT as if the acquisition occurred on January 1, 2015.

	For the Year Ended December 31,
	2016	2015
Revenues, net	$7,058	$8,160
Net loss allocable to common shareholders	$(22,987)	$(24,634)
Net loss per share	$(37.32)	$(391.02)
Weighted average number of shares outstanding	616	63

The unaudited pro-forma results of operations are presented for information purposes only. The unaudited pro-forma results of operations are not intended to present actual results that would have been attained had the acquisition been completed as of January 1, 2015 or to project potential operating results as of any future date or for any future periods.